UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 20, 2018

                              ADVANTEGO CORPORATION
             (Exact name of Registrant as specified in its charter)

         Colorado                    0-23726                  84-1116515
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 (State or other jurisdiction   (Commission File No.)        (IRS Employer
     of incorporation)                                    Identification No.)

               3801 East Florida Ave., Suite 400, Denver, CO 80210
              ----------------------------------------------------
          (Address of principal executive offices, including Zip Code)

  Registrant's telephone number, including area code: (949) 627-8977


                               -------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

     On July 20, 2018, we appointed Tracy A. Madsen to be our Principal Financial and Accounting Officer.

     Mr. Madsen (age 57) was appointed as our Secretary/Treasurer and Chief Financial Officer on February 13, 2003. On November 12, 2003 he was also appointed as our Vice President - US Administration. Mr. Madsen resigned as an officer in October 2015 and as a director in October 2016. Since 1996 he has provided consulting and administrative services through his company, Avcon Services, Inc. to the software, healthcare, human resources, payroll and aviation industries. Between 2013 and 2017 Mr. Madsen served as the Managing Administrator and Chief Financial Officer for After Hours Triage, a company merging technology with the healthcare field. Mr. Madsen received a B.A. in Finance from Boise State University and an M.B.A. from the University of Nevada Las Vegas.

     It is expected that Mr. Madsen will be paid an annual salary of $75,000 and will devote approximately 50% of his time to our business.

     As of July 20, 2018, Mr. Madsen owned 64,798 shares of our common stock.


Item 5.03 Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year End.

     On July 20,  2018,  the Company  adopted  new  Bylaws,  attached as Exhibit
3(ii).


Item 9.01  Financial Statements and Exhibits.

Exhibit       Description
------        -----------

   3(ii)      Bylaws


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated July 24, 2018.                    ADVANTEGO CORPORATION


                                        By: /s/ Robert W. Ferguson
                                            ---------------------------------
                                            Robert W. Ferguson
                                            Chief Executive Officer





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